Dear Valued Customer:

Looking back, history may well view the year 2006 as a year of political division and trouble with foreign powers. A split nation narrowly changed the balance of power in the House and the Senate as it struggled to cope with an increasingly weary and controversial war in Iraq. Both political and physical threats in countries such as Iran, North Korea and Afghanistan continued to capture the country’s attention. Even our neighbor to the South, and the question of how to best manage our border with them, has been a source of increased national debate. With all the challenges we faced looking outward, it would be easy to forget the progress made within.

Despite the politics and international friction of the past year, the United States experienced positive economic signs. Rises in oil prices and federal interest rates finally took a break from their upward trends. Inflation and unemployment fell while wages and salaries rose, and even the cooling housing market failed to cause the widespread economic damage some experts feared. Whether you are motivated by positive economic conditions or determined to guard against uncertain political influences, consult your registered representative to discuss the best strategies for achieving your long-term goals.

Here you’ll find semi-annual reports dated December 31, 2006, for the 34 investment subaccounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Variable Product Funds or your Century II variable contract. You can also access information about your Century II variable contract information at www.kclife.com.

For more than 111 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman
Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is

distributed through Sunset Financial Services Inc.,

3520 Broadway, Kansas City, MO 64111; (816) 753-7000; Member NASD/SIPC